--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under sec.240.14a-12

                          CNB FINANCIAL SERVICES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2)of Schedule 14A.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          CNB FINANCIAL SERVICES, INC.
                           101 SOUTH WASHINGTON STREET
                                  P.O. BOX 130
                   BERKELEY SPRINGS, WEST VIRGINIA 25411-0130
                                 (304) 258-1520

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 4, 2007

     The Annual Meeting of Shareholders of CNB Financial Services, Inc. ("CNB") will be held on Wednesday, April 4, 2007, at The American Legion, Berkeley Springs, West Virginia, at 12:30 p.m., local time, for the following purposes:

     1. To elect 13 directors to serve until the next Annual Meeting of Shareholders; and

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders who are holders of record on March 2, 2007, may vote at the meeting.

                                        By Order of the Board of Directors,

                                        /s/ Thomas F. Rokisky
                                        ----------------------------------------
                                        Thomas F. Rokisky
                                        President/CEO

Berkeley Springs, West Virginia
March 12, 2007

PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE, EVEN IF YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON, EVEN THOUGH YOU HAVE PREVIOUSLY SIGNED AND RETURNED YOUR PROXY. YOU MAY REVOKE YOUR PROXY BEFORE IT IS VOTED AT THE MEETING.

                                TABLE OF CONTENTS

                                                                        PAGE NO.
                                                                        --------
* ELECTION OF DIRECTORS..............................................       1
     Voting for Directors and Revoking Your Proxy....................       1
     Nominees to CNB's Board.........................................       3
     Other Nominees..................................................       3
     Nominating Committee............................................       5
     Other Director Information......................................       5

  MANAGEMENT AND BOARD MATTERS.......................................       5
     Management......................................................       5
     Number of Meetings..............................................       6
     Directors Table.................................................       6
     Board Compensation..............................................       7
     Policy on Director Attendance of Stockholder Meetings...........       7

  AUDIT RELATED MATTERS..............................................       7
     Audit Committee.................................................       7
     Audit Committee Report..........................................       8
     Independent Registered Public Accountants.......................       9

  COMPENSATION DISCUSSION AND ANALYSIS...............................      10
     General Philosophy..............................................      10
     Compensation Programs...........................................      11
     Executive Compensation - Summary Compensation Table.............      12
     Pension Plan....................................................      13
     Pension Benefits Table..........................................      13
     Nonqualified Supplemental Retirement Plan.......................      14
     401(k) Profit Sharing Plan......................................      14
     Personnel Committee Report......................................      14

  OTHER INFORMATION..................................................      15
     Personnel Committee Interlocks and Insider Participation........      15
     Certain Transactions With Directors and Officers and
        Their Associates.............................................      15
     Section 16 (a) Beneficial Ownership Reporting Compliance........      15
     Annual Report on Form 10-K......................................      17
     Stockholder Communications With Board of Directors..............      17
     Shareholder Proposals for 2008..................................      17

  APPENDICES.........................................................      18
     Appendix A - Audit Committee Charter............................      18

*    MATTER TO BE VOTED UPON.

                          CNB FINANCIAL SERVICES, INC.
                           101 SOUTH WASHINGTON STREET
                                  P.O. BOX 130
                   BERKELEY SPRINGS, WEST VIRGINIA 25411-0130
                                 (304) 258-1520

                                 PROXY STATEMENT

     CNB's board of directors is soliciting proxies to vote CNB shares at the 2007 Annual Meeting of Shareholders. Shareholders will meet at 12:30 p.m., on Wednesday, April 4, 2007, for the purposes stated in the accompanying Notice of Annual Meeting. On or about March 12, 2006, CNB began mailing this proxy statement to shareholders of record as of March 2, 2006. Shareholders of record as of March 2, 2006, may vote at the meeting.

     Please read this proxy statement carefully. You will find more information about CNB in our enclosed 2006 Annual Report to Shareholders and in the public documents we file with the Securities and Exchange Commission.

     CNB will pay for the cost of preparing, assembling, printing and mailing of the proxy material. Directors, officers and employees of CNB may solicit proxies personally, by telephone, telegraph and telecopier. We will arrange with custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of stock and upon request, CNB will reimburse them for reasonable forwarding expenses.

     As of March 2, 2007, CNB had 5,000,000 authorized shares of common stock with 458,048 shares issued and outstanding.

                              ELECTION OF DIRECTORS

VOTING FOR DIRECTORS AND REVOKING YOUR PROXY

     If you complete, sign and return the enclosed proxy card, the persons named in the proxy card will vote your shares as you direct. If you sign and return the proxy card without indicating how you want to vote, the proxies will vote your shares "FOR" the election of the 13 nominees as directors. A quorum for the meeting is present if at least a majority of the outstanding shares is present in person or by proxy. Votes withheld and abstentions will count in determining the presence of a quorum for the particular matter as to which the shareholder withheld authority. Those who fail to return a proxy card or attend the meeting will not count towards determining a quorum.

     Directors are elected by a plurality of the shares voted. As required by West Virginia law, each share is entitled to one vote per nominee, unless a stockholder properly requests cumulative voting for directors. Cumulative voting is explained below. Votes withheld from a nominee and broker non-votes will not be cast for a nominee.

     To vote cumulatively, you multiply the number of shares you own times the number of nominees, resulting in a cumulative total. You may vote your cumulative total for one nominee or divide it among all 13 nominees in any proportion you choose. The following is an example of how cumulative voting works. If you own five shares and there are 13 nominees for director, you have a cumulative total of 65 votes. You may choose to vote all 65 votes for one nominee and not vote for the other nominees. Or, you may allocate five votes for each nominee. Or, you may choose any other allocation of your cumulative total over all or part of the 13 nominees. If you vote your shares cumulatively by proxy, you must indicate how you wish to divide your cumulative total. Otherwise, the proxies will vote the cumulative total evenly or in a manner to elect as many of CNB's nominees as possible. For all other purposes, each share is entitled to one vote.

     You may revoke your proxy before it is voted at the Annual Meeting by:

          -    notifying CNB in person;

          -    giving written notice to CNB;

          -    submitting to CNB a subsequently dated proxy; or

          - attending the meeting and withdrawing the proxy before it is voted.

     CNB's bylaws provide that the board of directors can set the number of directors but also provide that the board of directors must have no less than five nor more than 25 directors. The board of directors has set the number of directors to serve in 2007 at 13, which means that 13 directors will be elected at the 2007 Annual Meeting and will serve a term expiring at the next Annual Meeting or until a successor is selected.

NOMINEES TO CNB'S BOARD

                              DIRECTOR     PRINCIPAL OCCUPATION FOR PAST FIVE YEARS
         NAME           AGE     SINCE             AND POSITION HELD WITH CNB
         ----           ---   --------     ----------------------------------------
Kenneth W. Apple         50     2003     Certified Public Accountant

J. Robert Ayers          77     1974     Retired - President, Citizens National Bank
                                         (predecessor to CNB Bank, Inc.)

John E. Barker           78     1972     Auto Sales - Services

Margaret S. Bartles      52     2002     Realtor

Jay E. Dick              54     1983     Retired - Manager-Hunters' Hardware, Inc.

Herbert L. Eppinger      74     1979     Retired - Agriculture

Robert L. Hawvermale     77     1967     Retired - Professional Engineer

J. Philip Kesecker       77     1965     Real Estate Development

Jerry McGraw             60     1988     Insurance

Martha H. Quarantillo    47     1999     Pharmacist

Thomas F. Rokisky        60     1993     President and Chief Executive Officer,
                                         CNB and CNB Bank, Inc.

Charles S. Trump IV      46     1986     Attorney at Law

Arlie R. Yost            59     1988     Licensed Residential Appraiser

     All nominees are incumbent directors of CNB Financial Services, Inc. All board members are independent except for Mr. Rokisky, President and CEO of CNB and Charles Trump, IV, whose firm provides legal services for CNB.

OTHER NOMINEES

     CNB does not have a nominating committee as the entire board serves in that capacity. Also, the board does not act under any charter when it makes nominations. It does, however, believe that candidates for director should have certain minimum qualifications, including:

          -    Directors should be of the highest ethical character.

          - Directors should have excellent personal and professional reputations in CNB's market area.

          -    Directors should be accomplished in their professions or careers.

          - Directors should be able to read and comprehend financial statements and either have knowledge of, or the ability and willingness to learn, financial institution law.

          - Directors should have relevant experience and expertise to evaluate financial data and provide direction and advice to the chief executive officer and the ability to exercise sound business judgment.

          - Directors must be willing and able to expend the time to attend meetings of the board of directors of CNB and the bank and to serve on board committees.

          - The board of directors will consider whether a nominee is independent as legally defined. In addition, directors should avoid the appearance of any conflict and should be independent of any particular constituency and be able to serve all shareholders of CNB.

          - Directors must be acceptable to CNB's and the bank's regulatory agencies, including the Federal Reserve Board, the Federal Deposit Insurance Corporation and the Office of the Comptroller of the Currency and must not be under any legal disability which prevents them from serving on the board of directors or participating in the affairs of a financial institution.

          -    Directors must be at least 21 years of age.

     The board of directors of CNB reserves the right to modify these minimum qualifications from time to time, except where the qualifications are required by the laws relating to financial institutions.

     The process of the board of directors for identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms are set to expire, the board of directors considers the directors' overall service to CNB during their term, including such factors as the number of meetings attended, the level of participation, quality of performance and any transactions between such directors and CNB and the bank. The board of directors also reviews the payment history of loans, if any, made to such directors by the bank to ensure that the directors are not chronically delinquent and in default. The board of directors considers whether any transactions between the directors and the bank have been criticized by any banking regulatory agency or the bank's internal auditors and whether corrective action, if required, has been taken and was sufficient. The board of directors also confirms that such directors remain eligible to serve on the board of directors of a financial institution under federal and state law. For new director candidates, the board of directors uses its network of contacts of CNB's market area to compile a list of potential candidates. The board then meets to discuss each candidate and whether he or she meets the criteria set forth above. The board of directors then discusses each candidate's qualifications and recommends a candidate by majority vote.

     The board of directors will consider director candidates recommended by stockholders, provided that the recommendations are received at least 120 days before the next Annual Meeting of Shareholders. In addition, the procedures set forth below must be followed by stockholders for submitting nominations. The board of directors does not intend to alter the manner in which it evaluates candidates, regardless of whether or not the candidate was recommended or nominated by a shareholder.

     Any nominations for election to the board of directors, other than those made by CNB, must be made by a shareholder. The nomination must be in writing and delivered or mailed to the president not less than 40 days nor more than 50 days prior to the meeting. However, if CNB gives less than 50 days notice of the meeting, the nominations must be mailed or delivered to the president not later than the 8th day after the Notice of Annual Meeting was mailed.

     A shareholder nomination should include the:

          -    name and address of the proposed nominee(s);

          -    principal occupation of proposed nominee(s);

          -    name and address of the shareholder making the nomination; and

          -    number of shares owned by the shareholder making the nomination.

NOMINATING COMMITTEE

     CNB does not have a standing nominating committee as the entire board of directors performs the functions of a nominating committee. As there is very low turnover in director positions, the board of directors believes it is in the best position to identify the criteria for open board positions and reviewing background information on potential candidates. All board members are independent except for Mr. Rokisky, President and CEO of CNB and Charles Trump, IV, whose firm provides legal services for CNB.

OTHER DIRECTOR INFORMATION

     If any of the nominees for election as directors is unable to serve due to death or other unexpected occurrence, your proxies will be voted for a substitute nominee or nominees designated by the board of CNB, or the board of directors may adopt a resolution to reduce the number of directors to be elected. The board of directors is unaware of any other matters to be considered at the annual meeting. If any other matters properly come before the meeting, persons named in the accompanying proxy will vote your shares in accordance with the direction of the board of directors.

                          MANAGEMENT AND BOARD MATTERS

MANAGEMENT

     The following are the executive officers of CNB.

                                             OFFICE HELD   BANK EMPLOYEE     AGE AS OF
           NAME AND OFFICE HELD                 SINCE          SINCE       MARCH 2, 2007
           --------------------              -----------   -------------   -------------
J. Philip Kesecker, Chairman of the Board        1987             (1)            77
Thomas F. Rokisky, President/CEO                 1996         1990               60
Rebecca S. Stotler, Vice President/CFO           1999         1983               46
Patricia C. Muldoon, Sr Vice President/COO       2003         2001               46

(1)  Mr. Kesecker is not an employee of CNB.

NUMBER OF MEETINGS

     The directors of CNB are also directors of the bank. The board of directors met ten times in 2006. All of CNB's directors attended 75% or more of all board and committee meetings in the aggregate in 2006. The bank's board of directors had 26 meetings and 48 meetings of committees during 2006. Each of CNB's directors attended at least 75% of the aggregate of all board and committee meetings of committees they served on during 2006.

DIRECTORS TABLE

     The following table disclosed the cash and other compensation earned and paid to each of the Company's directors during the fiscal year ended 2006.

                                 DIRECTORS TABLE

                                               CHANGE IN
                                             PENSION VALUE
                                                  AND
                                              NONQUALIFIED
                               FEES EARNED      DEFERRED
                                OR PAID IN    COMPENSATION     ALL OTHER        TOTAL
         NAME           YEAR       CASH       EARNINGS (1)   COMPENSATION   COMPENSATION
         ----           ----   -----------   -------------   ------------   ------------
J. Philip Kesecker      2006     $21,050        $    --           $--          $21,050
Kenneth W. Apple        2006     $17,275        $    --           $--          $17,275
J. Robert Ayers         2006     $16,150        $    --           $--          $16,150
John E. Barker          2006     $15,750        $    --           $--          $15,750
Margaret S. Bartles     2006     $15,275        $ 2,854           $--          $18,129
Jay E. Dick             2006     $16,775        $35,170           $--          $51,945
Herbert L. Eppinger     2006     $17,377        $   661           $--          $18,038
Robert L. Hawvermale    2006     $14,952        $    --           $--          $14,952
Jerald McGraw           2006     $16,800        $21,279           $--          $38,079
Martha H. Quarantillo   2006     $13,950        $ 2,854           $--          $16,804
Thomas F. Rokisky       2006     $10,900        $    --           $--          $10,900
Charles S. Trump IV     2006     $13,875        $19,092           $--          $32,967
Arlie R. Yost           2006     $15,350        $21,279           $--          $36,629

(1) Refer to page 7 Board Compensation for a more detailed discussion of the director's deferred compensation plan.

BOARD COMPENSATION

     Directors receive $200 for each board meeting of the bank they attend, $175 for each discount committee meeting, $150 for each audit committee meeting and $100 for other committee meetings they attend. There is no compensation for attendance at CNB board meetings. In addition, each director receives a fee of $6,000 per year. The chairman of the board receives an additional $3,500 per year and the vice chairman receives an additional $1,000 per year. Other than the deferred compensation/supplemental insurance plan described below, there are no other special arrangements with any directors. In 2006, the board of directors of CNB received $205,125, in the aggregate, for all board of directors' meetings attended and all fees paid.

     CNB maintains a deferred compensation plan for directors pursuant to which a director may elect to defer receipt of a portion of fees for board meetings for at least four years or until he reaches age 65, whichever is later. An amount equal to fees waived in addition to interest at an annual rate of 10% per year will be paid to each participating director or his designated beneficiary during a period of 10 years after the director reaches age 65. The payments after retirement will be paid from the general funds of CNB. CNB purchases and is the beneficiary of insurance on the lives of participants, the proceeds of which are used to help recover the net after-tax cost of the benefits and insurance premiums paid. Funds from the deferred fees of a participating director will be used to reimburse CNB for the costs of the premium for the insurance policies. The cost of the insurance premiums in 2006 was $58,822. At December 31, 2006, these policies had a net accumulated cash value of $1,394,521.

POLICY ON DIRECTOR ATTENDANCE OF STOCKHOLDER MEETINGS

     In order to fulfill their primary responsibilities, directors of the Company are expected to attend the annual meeting of shareholders and all Board meetings and all meetings on committees on which they serve. All of the directors of the Company, attended the 2006 annual meeting of shareholders.

                              AUDIT RELATED MATTERS

AUDIT COMMITTEE

     The audit committee has six members, consisting of Ms. Bartles, chairperson, Messrs. Yost, Barker, McGraw, Dick and Apple. The audit committee met 14 times in 2006. Mr. Kesecker serves as an ex-officio member of this committee. The audit committee currently consists of independent directors. In determining whether the members are independent, the board of directors used the definition of "independent" contained in Rule 4200(a)(15) of the NASD's listing standards.

     The functions of the audit committee include performing all duties the board assigns, meeting with the independent registered public accountants to review the scope of audit services, significant accounting changes, audit conclusions regarding significant accounting estimates, assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material weaknesses and compliance with laws and regulations, overseeing the internal audit function, reviewing regulatory examination reports and management's responses thereto, and reviewing periodic reports from the loan review function.

     The audit committee is governed by a written charter approved by the board of directors.

     CNB's board of directors has determined that Kenneth W. Apple, CPA, meets the requirements of an audit committee financial expert as defined by the Securities and Exchange Commission. The board of directors believes that Mr. Apple has the following five attributes that qualify him as an audit committee financial expert. This director, through education and experience, has:

     - An understanding of financial statements and generally accepted accounting principles;

     - An ability to assess the general application of generally accepted accounting principles in connection with accounting for estimates, accruals and reserves;

     - Some experience in preparing, auditing, analyzing and evaluating financial statements that present a level of complexity of accounting issues comparable to the breadth of issues that could reasonably be expected to be presented by CNB's financial statements;

     -    An understanding of internal controls; and

     -    An understanding of audit committee functions.

     Mr. Apple acquired these attributes through his Bachelor of Science degree from Shepherd College in Shepherdstown, West Virginia, and over 20 years of experience in public accounting, including auditing.

AUDIT COMMITTEE REPORT

     The audit committee, in fulfilling its oversight responsibilities regarding the audit process:

     - Reviewed and discussed the fiscal year 2006 audited financial statements with management;

     - Discussed with the independent registered public accounting firm, Smith Elliott Kearns & Company, LLC, who is responsible for expressing an opinion on the fairness of the presentation of those audited financial statements in conformity with generally accepted accounting principles, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380, as amended or supplemented); and

     - Reviewed the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees, as modified or supplemented), and discussed with the independent auditors any relationships that may impact their objectivity and independence.

     Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls, and the audit committee relies on the expertise and knowledge of management, the company's internal auditors and the independent auditors in carrying out its oversight responsibilities. The specific responsibilities in carrying out the audit committee's oversight role are set forth in the company's audit committee charter (copy attached as Appendix A). This charter is reviewed annually and is amended as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the annual report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of CNB's accounting principles and such other matters as are required to be discussed with the committee under standards of the Public Company Accounting Oversight Board. In addition, the committee has discussed with the independent auditors the auditors' independence from management and CNB, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

     Based upon the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements for the year ended December 31, 2006, be included in CNB's Annual Report on Form 10-K and filed with the Securities and Exchange Commission.

     The foregoing report has been furnished by the current members of the audit committee.

     Margaret S. Bartles, Audit Committee Chairperson
     Arlie R. Yost, Audit Committee Member
     John E. Barker, Audit Committee Member
     Jerry McGraw, Audit Committee Member
     Jay E. Dick, Audit Committee Member
     Kenneth W. Apple, Audit Committee Member

February 22, 2007

     This report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless CNB specifically incorporates this report by reference. It will not otherwise be filed under such Acts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The firm of Smith Elliott Kearns & Company, LLC, Certified Public Accountants, has been selected as CNB's independent registered public firm for the year 2007. Representatives of Smith Elliott Kearns & Company, LLC are expected to be present at the Annual Meeting. The representatives may, if they wish, make a statement and, it is expected, will be available to respond to appropriate questions.

     Smith Elliott Kearns & Company, LLC, advised CNB that no member of that accounting firm has any direct or indirect material interest in CNB or its subsidiary.

     The following fees were paid by CNB and the bank to Smith Elliott Kearns & Company, LLC:

                           2006      2005
                         -------   -------
Audit Fees               $68,400   $59,100
Audit-Related Fees (a)       -0-       900
Tax Fees (b)              10,010     8,650
All Other Fees (c)         5,500     8,100

(a) Principally consultation about the application of accounting principles to specific transactions and consultation about internal control matters.

(b)  Principally tax compliance services (including federal and state returns).

(c) Principally consultation related to tax depreciation and agreed upon procedures related to the trust department.

     The audit committee charter requires that the audit committee pre-approve all audit and non-audit services to be provided to the company by the independent accountants; provided, however, that the audit committee has specifically authorized its chairman to pre-approve the provision of any non-audit service to the company. Further, the foregoing pre-approval policies may be waived, with respect to the provision of any non-audit services consistent with the exceptions for federal securities law. All of the services described above for which Smith Elliott Kearns & Company, LLC billed the company for the fiscal year ended December 31, 2006, were pre-approved by the company's audit committee. For the fiscal year ended December 31, 2006, the company's audit committee did not waive the pre-approval requirement of any non-audit services to be provided to CNB by Smith Elliott Kearns & Company, LLC.

     The audit committee of the board of directors has determined that the provision of such services is compatible with maintaining Smith Elliott Kearns & Company, LLC's independence.

                      COMPENSATION DISCUSSION AND ANALYSIS

GENERAL PHILOSOPHY

     We compensate our senior management through base salary and a benefits package designed to be competitive with comparable employers. We do not believe that it is appropriate to establish compensation levels primarily based on benchmarking. We do believe, however, that information regarding pay practices at other financial institutions is useful in at least two respects. First, we recognize that our compensation practices must be competitive in the marketplace. Second, this marketplace information is one of the many factors that the President and the Personnel Committee consider in assessing the reasonableness of compensation. The President and the Personnel Committee do not attempt to set salaries for executive officers within the industry peer ranges. As only a guideline, the individual executive officer's salaries are compared to the salary survey ranges for the specific job classifications to ensure competitiveness in the market. The President and the Personnel Committee rely more on individual performance and contribution to the bank, reporting structure, internal pay relationship, job responsibilities, growth potential, leadership abilities and the overall bank's performance for the previous year.

     The committee establishes the compensation for the Chief Executive Officer of CNB and the bank and reviews all personnel related issues including salary administration related to other employees and benefit programs. The CEO establishes compensation levels for executive officers and all other personnel which is reviewed by the personnel committee. Committee objectives include administration of a total compensation package that allows CNB to fill key executive positions with qualified individuals and to utilize effective compensation programs which are directly related to executive officers accomplishing corporate goals and objectives, both operational and financial, aimed at achieving lasting improvement in CNB's long-term financial performance. We rely upon our judgment about each individual executive officer and not on rigid formulas or short-term changes in business performance in determining the amount.

     The corporate goals and objectives include:

          -    Increase return on shareholders' investment

          -    Increase return on assets

          -    Increase return on equity

          -    Increase market share

          -    Continued strong asset growth

          - Maintain a high quality loan portfolio with strong underwriting standards

          -    Maintain a high quality investment portfolio

     The committee and the CEO utilize human resources' staff, and, as appropriate, other qualified consultants to review compensation practices as they compare to industry norms. In 2006, the committee relied only on CNB's human resources' staff for information concerning industry norms.

COMPENSATION PROGRAMS

     The committee utilizes an internal salary administration plan for the basis of its analysis of compensation levels throughout CNB, including the CEO. The plan includes job descriptions for all positions and considers the overall responsibility of each position based on characteristics including job knowledge, problem-solving, accountability, human relations, communications, supervision of others and marketing. Salary ranges for each position are developed based on market information available for similar positions at financial institutions both in the communities where CNB does business and outside its market area. Salary surveys utilized include those provided by the West Virginia Bankers Association and Topnet (a group of West Virginia non-competing independent community banks). These results are used annually by the human resources staff to update the salary administration plan using current market data which reflects marketplace changes, inflation, and, if applicable, corporate performance. The salary surveys performed a comparison study of the current compensation of the CEO and other executive officers at the bank with comparable financial institutions (the "Peer Group"). The Peer Group was used to provide information regarding executive compensation levels against other financial institutions of similar asset size. The Personnel Committee reviews the compensation data compiled in these surveys to ensure that our executive compensation program is competitive.

     The individual components of CNB's compensation program include:

     (a)  Base Salary.

          a. Base salary levels are established for the CEO primarily based upon evaluation of the historical performance, degree of responsibility, level of experience and number of years with CNB. With respect to the base salary granted to Mr. Rokisky for the year 2006, the committee took into account the performance during 2005 and information referred to above. Particular emphasis was placed on Mr. Rokisky's individual performance, including his leadership role through a period of continued growth, and CNB's continued strong financial performance. For the year 2007, the committee has established certain goals and objectives for the CEO to attain. The achievement of these goals and objectives may contribute to future salary increases. In comparing Mr. Rokisky's salary to financial institutions in the Peer Group, his salary falls in the average range. Mr. Rokisky has no input into the determination of his salary.

          b. Base salary levels are established for the Sr. VP/COO and the VP/CFO primarily based upon evaluation of their historical performance, degree of responsibility, industry average percentage increase and the bank's performance for the previous year. Mr. Rokisky determines the salaries for these individuals. As a guideline, Mr. Rokisky compares these individual salaries to the salary survey ranges for these job classifications from the West Virginia Bankers Association and Topnet.

     (b) Annual Incentives/Bonuses. Bonuses are not granted to senior officers as a regular component of compensation. Contributions to the 401(k) plan on behalf of all employees who defer into the plan are based on bank performance as a percentage of assets.

     The committee believes that the total compensation awarded to the CEO and other executive officers of CNB is consistent with the committee's objectives. The amounts paid to individual executives are consistent with competition within the market and with banks of similar size as reflected by individual performance of each executive, and are rationally linked with the fulfillment of corporate objectives and corporate financial performance.

EXECUTIVE COMPENSATION - SUMMARY COMPENSATION TABLE

     The following table sets forth for each of the Executive Officers: (a) the dollar value of base salary and bonus earned during the year ended December 31, 2006; (b) the change in pension value and nonqualified deferred compensation earnings during the year, (c) all other compensation for the year; and, finally,
(d) the dollar value of total compensation for the year.

                           SUMMARY COMPENSATION TABLE

                                                     CHANGE IN PENSION
                                                         VALUE AND
                                                        NONQUALIFIED
                                                          DEFERRED
   NAME AND PRINCIPAL                                   COMPENSATION     OTHER ANNUAL      TOTAL
        POSITION           YEAR    SALARY    BONUS        EARNINGS       COMPENSATION   COMPENSATION
   ------------------      ----   --------   -----   -----------------   ------------   ------------
Thomas F. Rokisky,
President/CEO              2006   $140,571    $--         $44,507        $23,906(1)(2)    $208,984

Patricia C. Muldoon,
Sr. VP/COO                 2006   $ 85,075    $--         $ 7,563        $ 3,158(1)(2)    $ 95,796

Rebecca S. Stotler,
VP/CFO                     2006   $ 67,695    $--         $ 9,184        $ 2,510(1)(2)    $ 79,389

(1) CNB's group life and health insurance program, which is paid for by CNB, is made available to all full-time employees. Effective January 1, 2005, the bank changed its health insurance program to a high deductible plan and concurrently established health reimbursement accounts for each employee on the plan. The bank funded $750 for each participant in 2006. In accordance with IRS Code Section 79, the cost of group life insurance coverage for an individual in excess of $50,000 is added to the individual's earnings and is included in salary. Also included in this figure are board fees earned and the corporation's contributions to the individual's 401(k) retirement savings program to which the individual has a vested interest.

(2) CNB's contributions to the pension plan, a defined benefit plan, are not and cannot be calculated separately for specific participants. Contributions for the plan year of $413,170, $285,150 and $249,348 were made by CNB in 2006, 2005 and 2004, respectively.

     CNB does not maintain any form of stock option, stock appreciation rights, or other long-term compensation plans.

PENSION PLAN

     CNB maintains a non-contributory defined benefit pension plan with employer contributions being based on a pension formula, which targets a certain monthly benefit for each plan participant at retirement. This pension plan is a qualified retirement plan and is available to all full-time employees, including officers, who meet the eligibility requirements. Directors do not participate in this plan.

     The pension plan is integrated with social security and is applicable to all participants. Pensions for all participants are based on an average of the highest five-years compensation. Annual compensation for the pension plan is defined as the total cash remuneration reportable on the employee's IRS form W-2, plus pre-tax contributions to employee benefit plans. The formula for determining the annual pension benefit is 2.0 percent of the 5-year average compensation multiplied by years of service up to a 25-year maximum effective for the plan year beginning November 1, 2004.

     The pension benefits are payable to participants on a monthly basis in the form of a joint and 50 percent survivor annuity for all married participants who do not elect otherwise, or in the form of a single life annuity for all other participants or survivors. Joint and 100 percent survivorship, single life annuity or 120 payments guaranteed are other optional forms of distribution. The normal retirement date for employees is the later of the participant's 65th birthday, or the fifth anniversary of the participant joining the plan. An employee must be at least 21 years of age and have one full year of service to become a plan participant. Full vesting in accumulated plan benefits occurs at the end of five years of service; there is no partial vesting. For the 2006 plan year, the employer contribution for all plan participants was $413,170.

PENSION BENEFITS TABLE

     The following table discloses the actuarial present value of each Senior Executive's accumulated benefit under defined benefit plans, the number of years of credited service under each plan, and the amount of pension benefits paid to each Senior Executive during the year.

                             PENSION BENEFITS TABLE

                                                          NUMBER OF                     PAYMENTS
                                                            YEARS      PRESENT VALUE      DURING
                                                           CREDITED   OF ACCUMULATED       LAST
              NAME                       PLAN NAME         SERVICE       BENEFIT       FISCAL YEAR
              ----                 --------------------   ---------   --------------   -----------
Thomas F. Rokisky, President/CEO   WVBA Retirement Plan      17          $256,498          $--
Patricia C. Muldoon, Sr. VP/COO    WVBA Retirement Plan       5          $ 27,543          $--
Rebecca S. Stotler, VP/CFO         WVBA Retirement Plan      23          $ 57,629          $--

NONQUALIFIED SUPPLEMENTAL RETIREMENT PLAN

     Effective January 2, 2004, CNB entered into a nonqualified supplemental retirement benefit agreement with the President which when fully vested would pay the President or his beneficiary an amount of $30,000 per year for 10 years beginning June 11, 2011, if he retires on or after May 29, 2011. Termination of employment prior to that date other than by reasons of death or disability will result in a reduced benefit. The expense charged to operations related to the plan during 2006 amounted to $32,641. The benefits to be provided by this plan are not being funded by current resources.

401(K) PROFIT SHARING PLAN

     CNB maintains a 401(k) profit sharing plan that generally covers all employees who have completed one year of service. Contributions to the plan are based on bank performance as a percentage of assets and are computed as a percentage of the participant's total deferrals into the plan. The payment of benefits to participants is made at death, disability, termination or retirement. Contributions to the plan for all employees charged to operations during 2006 amounted to $64,750.

PERSONNEL COMMITTEE REPORT

     The Personnel Committee held two meetings during fiscal year 2006. The Personnel Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Personnel Committee, the Personnel Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement to be delivered to shareholders.

     The foregoing report has been furnished by the current members of the personnel committee.

     Jay E. Dick, Personnel Committee Chairperson
     Robert L. Hawvermale, Personnel Committee Member
     Herbert L. Eppinger, Personnel Committee Member
     Charles S. Trump IV, Personnel Committee Member
     J. Robert Ayers, Personnel Committee Member
     J. Philip Kesecker, Ex-Officio member

December 19, 2006

     This report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless CNB specifically incorporates this report by reference. It will not otherwise be filed under such Acts.

                                OTHER INFORMATION

PERSONNEL COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Loans were made to various directors and officers of CNB. These loans were made in the ordinary course of business, made on substantially the same terms, including interest rate and collateral requirements, as those prevailing at the time for comparable transactions with unrelated customers and did not involve more than a normal risk of collectibility or present other unfavorable features.

CERTAIN TRANSACTIONS WITH DIRECTORS AND OFFICERS AND THEIR ASSOCIATES

     CNB has had and intends to continue to have banking and financial transactions in the ordinary course of business with directors and executive officers of CNB and their associates. All executive officer and director and their associates loans are approved prior to disbursement by the discount committee and/or the board of directors. These approvals are evidenced by the discount committee and/or Board minutes. The bank's loan policy and Regulation "O" policy governs these transactions. Total loans outstanding from CNB at December 31, 2006, to CNB's officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more was $1,987,927, or approximately 8.3% of total equity capital and ..8% of total loans. Management believes that all of these transactions were made on substantially the same terms (including interest rates, collateral and repayment terms on loans) as comparable transactions with non-affiliated persons. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.

     Trump and Trump, in which director Charles S. Trump, IV is a partner, performed legal services for CNB and the bank. Fees paid by CNB and the bank to that law firm were $43,463 during 2006.

     CNB, Charles S. Trump, IV and George I. McVey are members in a Limited Liability Company, Morgan County Title Insurance Agency, LLC, which was formed in February 2001. Morgan County Title Insurance Agency, LLC, paid Trump and Trump management fees of $32,300. Charles S. Trump, IV and George I. McVey are partners in Trump and Trump.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 (a) of the Securities Exchange Act of 1934 requires CNB's directors and executive officers, and persons who own more than 10% of the registered class of CNB's equity securities, to make stock ownership and transaction filings with the Securities and Exchange Commission and to provide copies to CNB. Based solely on a review of the reports furnished to CNB and written statements that no other reports were required, all Section 16(a) filing requirements applicable to its officers and directors were met. CNB is required to report late filings.

     The following table sets forth information as of February 21, 2007, relating to the beneficial ownership of the common stock by (a) each person or group known by CNB to own beneficially more than 5% of the outstanding common stock; (b) each of CNB's directors; and (c) all directors and executive officers of CNB as a group. Unless otherwise noted below, the persons named in the table have sole investment power with respect to each of the shares reported as beneficially owned by such person.

                         NAME AND ADDRESS                           NUMBER OF SHARES   PERCENT OF CLASS (1)
                         ----------------                           ----------------   --------------------
Kenneth W. Apple (2) (14)                                                 1,650                    *
J. Robert Ayers (3) (14)                                                  1,415                    *
John E. Barker (4) (14)                                                  18,162                3.97
Margaret S. Bartles (5) (14)                                                200                    *
Jay E. Dick (6) (14)                                                     15,691                3.43
Herbert L. Eppinger (7) (14)                                              2,870                    *
Robert L. Hawvermale (8) (14)                                             3,730                    *
J. Philip Kesecker (9) (14)                                              13,632                2.98
Jerald McGraw (10) (14)                                                   1,514                    *
Martha H. Quarantillo (14)                                                  400                    *
Thomas F. Rokisky (11) (14)                                               1,544                    *
Charles S. Trump IV (12) (14)                                            11,410                2.49
Arlie R. Yost (13) (14)                                                   2,210                    *
All directors and executive officers as a group (14 persons) (14)        74,622               16.29
D. Louise Stotler and Deborah Dhayer
   RR 6 Box 12460, Berkeley Springs, WV, 25411                           47,488               10.37
Mary Lou Trump
   RR 7 Box 12840, Berkeley Springs, WV, 25411                           53,470               11.67

*    Indicates holdings of less than 1%.

(1) Includes shares of common stock held by the named individual as of February 21, 2007.

(2)  Includes 1,000 shares held in an Individual Retirement Account.

(3)  Includes 1,315 shares held jointly with spouse.

(4) Includes 14,300 shares held jointly with spouse and 3,562 shares held jointly with children.

(5)  Includes 100 shares held jointly with spouse.

(6)  Includes 15,591 shares held jointly with spouse.

(7)  Includes 2,770 shares held jointly with spouse.

(8) Includes 1,200 shares held by spouse and 100 shares held jointly with spouse.

(9) Includes 3,098 shares held by spouse and 1,860 shares held jointly with spouse and 350 held in an educational trust.

(10) Includes 110 shares held by spouse and 964 shares held jointly with spouse.

(11) Includes 1,425 shares held in an Individual Retirement Account.

(12) Includes 200 shares held in an Individual Retirement Account, 842 shares held by spouse and 300 shares held as custodian for children.

(13) Includes 1,770 shares held jointly with spouse.

(14) Unless otherwise indicated shares are not pledged as security.

ANNUAL REPORT ON FORM 10-K

     You may obtain a copy of the Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, by contacting Rebecca S. Stotler, Vice President/CFO, CNB Financial Services, Inc., 101 South Washington Street, Berkeley Springs, West Virginia 25411, (304) 258-1520.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     Any shareholder desiring to contact the Board of Directors or any individual serving on the Board may do so by written communication mailed to:
Board of Directors (Attention: J. Philip Kesecker, care of the Corporate Secretary, CNB Financial Services, Inc., 101 South Washington Street, P.O. Box 130, Berkeley Springs, West Virginia 25411). Any proper communication so received will be processed by the Corporate Secretary as agent for the Board. Unless, in the judgment of the Corporate Secretary, the matter is not intended or appropriate for the Board (and subject to any applicable regulatory requirements), the Corporate Secretary will prepare a summary of the communication for prompt delivery to each member of the Board or, as appropriate, to the member(s) of the Board named in the communication. Any director may request the Corporate Secretary to produce, for his or her review, the original of the shareholder communication.

SHAREHOLDER PROPOSALS FOR 2008

     Any shareholder who wishes to have a proposal placed before the 2008 annual meeting of shareholders must submit the proposal to the secretary of CNB, at its executive offices, no later than October 31, 2007, to have it considered for inclusion in the proxy statement of that annual meeting.

                                                                      Appendix A

                               Board of Directors

                             Audit Committee Charter

                                       for

                          CNB Financial Services, Inc.

DECLARATION OF POLICY AND MISSION STATEMENT

     A soundly conceived, effective Audit Committee is essential to the management, operation, and financial reporting process of CNB Financial Services, Inc., and its subsidiaries. The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibilities to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, the Audit Committee will maintain open communication among the directors, the independent auditors, the internal auditors, and the financial management of the corporation. The Audit Committee will implement and supervise the bank's internal audit program, and discharge the duties and responsibilities delineated in this charter below.

ORGANIZATION

Members

     There shall be a committee of the Board of Directors known as the Audit Committee. This committee shall be composed of at least three (3) directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgement as a committee member.

     At the committee's discretion, management of the corporation may attend meetings of the Audit Committee, but this attendance should be in a non-voting capacity.

     Committee membership standards will be maintained in accordance with applicable banking laws and regulations.

Meetings

     The Audit Committee shall meet at least quarterly or four (4) times per year. The Committee reserves the right to meet at other times as required and/or to meet without members of corporate management, internal audit, or the independent accounting firm.

Minutes

     Minutes shall be prepared for all meetings of the Audit Committee to document the Committee's discharge of its responsibilities. The minutes shall provide an accurate record of the proceedings and shall be presented for approval as a report to the full Board of Directors.

AUTHORITY

     The authority for the Audit Committee is derived from the full Board of Directors of:

     The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

RESPONSIBILITIES

     In fulfilling the stated role within the framework of the Audit Committee's Statement of Policy, the primary, general responsibilities of the Audit Committee will be as follows:

- to provide for an internal audit function to serve all subsidiaries of the corporation in an examining and advisory capacity

- to provide for external audits of all corporate subsidiaries by suitable independent accountants

- to serve as a focal point and reporting outlet for communications among non-committee directors, corporate management, internal auditors, and independent accountants

- to assist the Board of Directors in fulfilling its fiduciary responsibilities for financial reporting and internal accounting and operations controls

- to act as an agent for the Board of Directors to help insure the independence of internal auditors and independent accountants, the integrity of management, and the adequacy of disclosures to stockholders.

     Specific duties of the Audit Committee, within the noted general responsibilities, will include, but not be limited to the following items:

1. Review and reassess the adequacy of this Charter yearly and submit it to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgements made in connection with the preparation of the Company's financial statements.

4. Based on the review and discussions noted in nos. 2 and 3 above, recommend to the Board of Directors that the audited financial statements be included in the company's annual report on Form 10-K.

5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

7. Engage the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

8. Approve all fees for all audit and non-audit services performed for CNB by its auditor before the work commences. Each non-audit service must be specifically identified and approved. Each service performed which falls within the scope of the audit is deemed preapproved. The audit committee can delegate its approval responsibility to one or more of its members, who are also independent members of the company's board of directors. The member to whom this responsibility is delegated must report their decisions at the next full meeting of the audit committee.

     The pre-approval requirement for non-audit services is waived when the auditor renders service that is anticipated to be an audit service, but which turns out to be a non-audit service , but only if: 1) the aggregate fees for all non-audit services are not more than five percent of total fees paid to the auditor during the fiscal year in which the non-audit services are provided; 2) the service was not initially recognized by the issuer as a non-audit service;
3) the service is promptly brought to the attention of the audit committee ; and
4) the audit committee (or one or more members of the audit committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the audit committee) approves the activity prior to the conclusion of the audit. Audit committee approvals of non-audit services, to be performed by CNB's auditor are to be disclosed in reports filed with the SEC.

9. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to insure the independence of the auditor.

10. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

11. Review the appointment and replacement of the internal auditing personnel.

12. Review the significant reports to management prepared by the internal auditing department and management's responses.

13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

14. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

15. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

     a. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

     b.   Any changes required in the planned scope of the internal audit.

     c.   The internal audit department responsibilities, budget and staffing.

16. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

                          CNB FINANCIAL SERVICES, INC.
                    101 SOUTH WASHINGTON STREET, P.O. BOX 130
                   BERKELEY SPRINGS, WEST VIRGINIA 25411-0130
                                 (304) 258-1520

                                      PROXY
       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                  ANNUAL MEETING OF SHAREHOLDERS, APRIL 4, 2007

     Andrew E. Orebaugh and Thomas W. Brown, or either one of them, with full power to act alone and with full power of substitution, are hereby authorized to represent and to vote stock of the undersigned in CNB Financial Services, Inc., at the Annual Meeting of Shareholders to be held April 4, 2007, and any adjournment thereof.

     Unless otherwise specified on this proxy, the shares represented by this proxy will be voted "FOR" the propositions listed on the reverse side and described more fully in the proxy statement of CNB Financial Services, Inc., distributed in connection with this Annual Meeting. If any shares are voted cumulatively for the election of directors, the proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. If any other business is presented at said meeting, this proxy shall be voted in accordance with recommendations of the board of directors.

                 PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.
                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                          CNB FINANCIAL SERVICES, INC.
                    101 SOUTH WASHINGTON STREET, P.O. BOX 130
                   BERKELEY SPRINGS, WEST VIRGINIA 25411-0130
                                 (304) 258-1520

                                      PROXY
       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                  ANNUAL MEETING OF SHAREHOLDERS, APRIL 4, 2007

     Andrew E. Orebaugh and Thomas W. Brown, or either one of them, with full power to act alone and with full power of substitution, are hereby authorized to represent and to vote stock of the undersigned in CNB Financial Services, Inc., at the Annual Meeting of Shareholders to be held April 4, 2007, and any adjournment thereof.

     Unless otherwise specified on this proxy, the shares represented by this proxy will be voted "FOR" the propositions listed on the reverse side and described more fully in the proxy statement of CNB Financial Services, Inc., distributed in connection with this Annual Meeting. If any shares are voted cumulatively for the election of directors, the proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. If any other business is presented at said meeting, this proxy shall be voted in accordance with recommendations of the board of directors.

                 PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.
                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                          CNB FINANCIAL SERVICES, INC.
                    101 SOUTH WASHINGTON STREET, P.O. BOX 130
                   BERKELEY SPRINGS, WEST VIRGINIA 25411-0130
                                 (304) 258-1520

                                      PROXY
       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                  ANNUAL MEETING OF SHAREHOLDERS, APRIL 4, 2007

     Andrew E. Orebaugh and Thomas W. Brown, or either one of them, with full power to act alone and with full power of substitution, are hereby authorized to represent and to vote stock of the undersigned in CNB Financial Services, Inc., at the Annual Meeting of Shareholders to be held April 4, 2007, and any adjournment thereof.

     Unless otherwise specified on this proxy, the shares represented by this proxy will be voted "FOR" the propositions listed on the reverse side and described more fully in the proxy statement of CNB Financial Services, Inc., distributed in connection with this Annual Meeting. If any shares are voted cumulatively for the election of directors, the proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. If any other business is presented at said meeting, this proxy shall be voted in accordance with recommendations of the board of directors.

                 PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.
                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

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                                                    CNB FINANCIAL SERVICES, INC.
                                PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.
                               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSITIONS.

                                                                                            FOR ALL   WITHHOLD ALL   FOR ALL EXCEPT*
                                                                                            -------   ------------   ---------------
                                                                                                (Except Nominee(s) Written Below)
1. Election of directors for the terms specified in the proxy statement:                      [ ]          [ ]             [ ]
   Kenneth W. Apple      Jay E. Dick            Jerry McGraw
   J. Robert Ayers       Herbert L. Eppinger    Martha H. Quarantillo
   John E. Barker        Robert L. Hawvermale   Thomas F. Rokisky
   Margaret S. Bartles   J. Philip Kesecker     Charles S. Trump IV
                                                Arlie R. Yost
                                                                                            ________________________________________
                                                                                              * (Except Nominee(s) written above.)

2. To transact such other business as may properly come before the
   meeting or any adjournments thereof:                                                       [ ]          [ ]             [ ]

                                                                                            Dated: ___________________________, 2007


                                                                                            ----------------------------------------


                                                                                            ----------------------------------------
                                                                                                          Signature(s)

                                                                                               When signing as attorney, executor,
                                                                                               administrator, trustee or guardian,
                                                                                            please give full title. If more than one
                                                                                                    trustee, all should sign.

                                                                                            CO473051

                                                    CNB FINANCIAL SERVICES, INC.
                                PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.
                               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSITIONS.

                                                                                            FOR ALL   WITHHOLD ALL   FOR ALL EXCEPT*
                                                                                            -------   ------------   ---------------
                                                                                                (Except Nominee(s) Written Below)
1. Election of directors for the terms specified in the proxy statement:                      [ ]          [ ]             [ ]
   Kenneth W. Apple      Jay E. Dick            Jerry McGraw
   J. Robert Ayers       Herbert L. Eppinger    Martha H. Quarantillo
   John E. Barker        Robert L. Hawvermale   Thomas F. Rokisky
   Margaret S. Bartles   J. Philip Kesecker     Charles S. Trump IV
                                                Arlie R. Yost                               ________________________________________
                                                                                              * (Except Nominee(s) written above.)

2. To transact such other business as may properly come before the
   meeting or any adjournments thereof:                                                       [ ]          [ ]             [ ]

                                                                                            Dated: ___________________________, 2007


                                                                                            ----------------------------------------


                                                                                            ----------------------------------------
                                                                                                          Signature(s)

                                                                                               When signing as attorney, executor,
                                                                                               administrator, trustee or guardian,
                                                                                            please give full title. If more than one
                                                                                                    trustee, all should sign.

                                                                                            CO473051

                                                    CNB FINANCIAL SERVICES, INC.
                                PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.
                               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSITIONS.

                                                                                            FOR ALL   WITHHOLD ALL   FOR ALL EXCEPT*
                                                                                            -------   ------------   ---------------
                                                                                                (Except Nominee(s) Written Below)
1. Election of directors for the terms specified in the proxy statement:                      [ ]          [ ]             [ ]
   Kenneth W. Apple      Jay E. Dick            Jerry McGraw
   J. Robert Ayers       Herbert L. Eppinger    Martha H. Quarantillo
   John E. Barker        Robert L. Hawvermale   Thomas F. Rokisky
   Margaret S. Bartles   J. Philip Kesecker     Charles S. Trump IV
                                                Arlie R. Yost                               ________________________________________
                                                                                              * (Except Nominee(s) written above.)

2. To transact such other business as may properly come before the
   meeting or any adjournments thereof:                                                       [ ]          [ ]             [ ]

                                                                                            Dated: ___________________________, 2007


                                                                                            ----------------------------------------


                                                                                            ----------------------------------------
                                                                                                          Signature(s)

                                                                                               When signing as attorney, executor,
                                                                                               administrator, trustee or guardian,
                                                                                            please give full title. If more than one
                                                                                                    trustee, all should sign.

                                                                                            CO473051
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